Geological event - Alagoas	9 Months Ended
Sep. 30, 2021
Geological Event - Alagoas
Geological event - Alagoas

24 Geological event - Alagoas

The Company operated, since their origin and as the successor of Salgema, salt mining wells located in the city of Maceió, with the purpose of supplying raw material to its chlor-alkali and dichloroethane plant. In March 2018, a minor earthquake hit certain districts of Maceió, Alagoas, where the wells are located, and cracks were found in buildings and public streets of the districts Pinheiro, Bebedouro, Mutange and Bom Parto.

The Geological Survey of Brazil (“CPRM”) issued a report in May 2019 indicating that the geological phenomenon observed in the region could be related to the rock salt exploration activities developed by Braskem. In view of these events, on May 9, 2019, Braskem decided to suspend its salt mining activities and the operation of its chlor-alkali and dichloroethane plant.

The Company has been devoting its best efforts to understand the geological event occurring in a specific region of Maceió and has been conducting, with the support of independent institutions and nationally and internationally renowned specialists, a series of studies focusing on: (i) the understanding the geological phenomenon and possible surface effects; and (ii) the analyses of well's stability. The results are being shared with the  Brazilian National Mining Agency (“ANM”) and other pertinent authorities, with which the Company has been maintaining constant dialogue.

Braskem presented to the ANM measures for shutting down its salt mining fronts in Maceió, with measures for the closure of its wells, and, on November 14, 2019, it proposed the creation of a protective area surrounding certain wells as a precautionary measure to ensure public safety. These measures are based on a study conducted by the Institute of Geomechanics of Leipzig (IFG), in Germany, an international reference in the geomechanical analysis of areas of salt extraction by dissolution, and are being adopted in coordination with the Brazilian Civil Defense and other authorities.

On January 3, 2020, the 3rd Federal Court of Alagoas ratified the Agreement to Support the Relocation of People in Risk Areas (“Agreement”), entered into by Braskem and the State Prosecution Office (“MPE”), the State Public Defender’s Office (“DPE”), the Federal Prosecution Office (“MPF”) and the Federal Public Defender’s Office (“DPU”, and in conjunction with the MPE, DPE and MPF, the “Authorities”). The Agreement establishes cooperative actions for relocating residents from risk areas, defined in the Map of Sectors of Damages and Priority Action Lines by the Civil Defense of Maceió (“Civil Defense Map”), and guaranteed their safety, which provides support, under the Financial Compensation and Support for Relocation Program (“PCF”) implemented by Braskem to the population in specified risk areas.

After updates of the Civil Defense Map, two legal instruments were signed with the Authorities, in July and October 2020, to include properties in the PCF.

In parallel, as previously disclosed, the Company has been negotiating with the competent authorities the Public-Interest Civil Action for Socio-environmental Reparation proposed by the MPF, related to the geological event in Alagoas.

On December 30, 2020, the Company and the Authorities executed:

(i) the Second Amendment to the Agreement dated January 3, 2020 (“Agreement for Compensation of Residents”) through which the parties agreed to include in the PCF the relocation of additional properties defined by both the Civil Defense Map, which was updated in December 2020, and the specialized and independent technical studies commissioned by the Company and carried out by internationally recognized entities (“Studies”), comprising the area affected and with potential to be affected by the geological event according to these documents; and

(ii) the “Agreement to Dismiss the Public-Interest Civil Action on Socio-Environmental Reparation” and the “Agreement to define the measures to be adopted regarding the preliminary injunctions of the Public-Interest Civil Action on Socio-Environmental Reparation” with the MPF and MPE, the latter as intervening-consenting party (jointly referred to as "Agreement for Socio-Environmental Reparation"), both detailed in Note 24.1(ii). Moreover, the Agreement for Socio-Environmental Reparation envisages the inclusion of other parties, and should be negotiated in the coming months.

Over the course of 2021, the Company maintained its best efforts towards solving the issues arising from the geological event proactively adopting all necessary and applicable measures whilst fully honoring all commitments undertaken. Worth noting: (i) PCF significant advances on assisting public authorities to vacate properties located in the risk area and submitting full financial compensation offers with a high level of acceptance; (ii) the actions for closing and monitoring the salt wells, which are following the mining closure planning approved by the ANM, seeking to stabilize the subsidence phenomenon resulting from salt mining; and (iii) the social and environmental diagnoses conducted in connection with the Socio-Environmental Reparation Agreement.

Moreover, in the context of the Company’s actions progress, understandings regarding complementary aspects in the set of measures envisaged by the Company were consolidated in December 2021.

As assessed by the Company and its external advisors, considering the measures recommended on technical studies in the short and long-term and the existing information and refined estimates of expenses for implementing several measures connected with the geological event in Alagoas, the provision recorded on September 30, 2021 was R$8,045,477, with R$5,002,811 under current liabilities and R$3,042,666 under non-current liabilities. On December 31, 2020, the provision was R$9,175,777, with R$4,349,931 under current liabilities and R$4,825,846 under non-current liabilities.

The following table shows the changes in the provision in the period:

Balance at December 31, 2020	9,175,777

Provision	835,332

Payments and reclassifications (*)	(2,018,118)

Realization of present value adjustment	52,486

Balance at September 30, 2021	8,045,477

Current liability	5,002,811
Non-current liability	3,042,666
Total	8,045,477

(*)	Of this amount, R$515,509 refers to payments made and R$154,048 was reclassified to the trade payables.

The current provision can be segregated into the following action fronts:

a. Support for relocating and compensating for the residents, business and real state owners of properties located in the Civil Defense Map updated in December 2020, including establishments that require special measures for their relocation, such as hospitals, schools and public equipment.

For this action front, the recorded amount of R$3,865,006 (R$3,849,836 net of adjustment to present value) comprises expenses related to relocation actions, such as relocation allowance, rent allowance, household goods transportation and negotiation of individual agreements for financial compensation.

b. Actions for closing and monitoring the salt wells, environmental actions and other technical matters. Based on the findings of sonar and technical studies, Braskem has defined stabilization and monitoring actions for all 35 existing salt mining wells.

As of September 30, 2021, for 4 of them, the recommendation was that they be filled with solid material, a process that should take 3 years. For the remaining 31, the recommended actions were: conventional closure using the tamponade technique, which consists of promoting the cavity pressurization, applied worldwide for post-operation cavities; confirmation of natural filling status; and, for some wells, sonar monitoring.

Considering the discussions held in December 2021, the recommendation was to fill 5 more salt wells with solid material, bringing the total wells to be filled to 9. For the remaining 26 wells, the closure plan approved remains unchanged.

The monitoring system implemented by Braskem envisages actions to be developed during and after the closure of wells, focusing on safety and monitoring of region’s stability.

The Company's actions are based on technical studies by outsourced specialists, with the recommendations presented to the competent authorities. The Company is implementing the actions approved by the ANM.

In December 2021, the environmental diagnosis study indicated preliminary  proposal of actions for addressing the environmental impacts identified, which should still follow the process established in the Socio-Environmental Reparation Agreement.

The provisioned amount of R$1,991,746 (R$1,938,465 net of adjustment to present value) to implement the measures described in this item was calculated based on existing techniques and the solutions planned for the current conditions of the wells, including expenses with technical studies and monitoring. The amount of the provision may be changed in the future, in accordance with the results of the monitoring of the wells, the progress of implementing the plans to close wells, the monitoring of the ongoing measures and other possible natural alterations.

c. Social and urban measures, under the Agreement for Socio-environmental Reparation signed on December 30, 2020, allocating R$1,580,000 for the adoption of actions and measures in vacated areas, urban mobility and social compensation actions, of which R$300 million going to indemnification for social damages and collective pain and suffering and possible contingencies related to the actions in the vacated areas and urban mobility actions. The current provision amounted to R$1,524,761 (R$1,442,203 net of adjustment to present value).

d. Additional measures, for which the provision amounts to R$833,575 (R$814,973 net of adjustment to present value), for expenses with: (i) actions related to the Technical Cooperation Agreements entered into by the Company; (ii) the hiring of external advisors to support the execution of the relocation actions and compensation of the families; (iii) infrastructure for assisting residents; (iv) expenses with managing the event in Alagoas relating to communication, compliance, legal services, etc.; (v) other measures to assist the region; and (vi) other matters classified as a present obligation for the Company, even if not yet formalized.

The provisions of the Company are based on current estimates and assumptions and may be updated in the future due to new facts and circumstances, including, but not limited to: changes, in the execution time, scope and method; the success of action plans; new repercussions or developments arising from the geological event; and the conclusion of studies that indicate recommendations from specialists and other new developments in the matter.

The measures related to the mine closure plans are subject to the analysis and approval by the ANM, the monitoring of results of the measures under implementation as well as changes related to the dynamic nature of geological events.

Continuous monitoring is essential for confirming the results of the current recommendations. Accordingly, the plans to close the wells may be updated based on the need to adopt technical alternatives to stabilize the subsidence phenomena arising from the extraction of salt. In addition, the conclusion of the studies to confirm the natural filling of certain cavities and the assessment of the future behavior of cavities to be monitored using sonar could indicate the need for certain additional measures to stabilize them.

The actions to repair, mitigate or offset potential environmental impacts and damages, as provided for in the Socio-environmental Reparation Agreement, to be financed by Braskem, will be proposed considering the environmental diagnosis prepared by a specialized and independent company. After the conclusion of all discussions with authorities and regulatory agencies, as per the process established in the agreement, an action plan will be agreed to be part of the measures for a Plan to Recover Degraded Areas (“PRAD”).

At this time, the preliminary actions for addressing the environmental impacts are already being mapped, but it is still impossible to predict the outcome of the environmental diagnosis, as well as possible costs to be added in the Company's provisions.

Furthermore, the Socio-Environmental Reparation Agreement envisages the potential adherence by other parties, including the Municipality of Maceió. In this context, the Company is currently under negotiations with the Municipality of Maceió about its requests. To date, the Company is unable to predict the results and timeframe for concluding this negotiation or its possible scope and associated costs.

It is not possible to anticipate all new claims, related to damages or other nature that may be brought by individuals or groups that understand they suffered impacts or damages somehow related to the geological phenomenon and the relocation of people from risk areas. Braskem continues to face (see Note 24.1) and could still face various lawsuits filed by individuals or legal entities not included in the PCF or that disagree with the financial compensation offer for individual settlement, as well as new collective actions and new lawsuits filed by public utility concessionaires. Therefore, the number of such actions, their nature or the amounts involved cannot be estimated at this moment.

Consequently, the Company cannot eliminate the possibility of future developments related to the Geological Event in Alagoas, the relocation process and actions in vacated and adjacent areas, so the expenses to be incurred may differ from its estimates and provisions.

The Company is negotiating with its insurers the coverage of its insurance policies. The payment of compensation will depend on technical assessment of the insurance coverage under these policies, taking into consideration the complexity of the subject. For this reason, no payment of compensation was recognized in the unaudited condensed consolidated interim financial information for the nine-month period ended September 30, 2021.

24.1 Lawsuits pending

In the context of this event, the following lawsuits were filed against the Company:

(i) Public-Interest Civil Action (ACP) filed by the Alagoas State Prosecution Office (MPE) and the Alagoas State Public Defender’s Office – Reparation for Residents

Public-Interest Civil Action claiming the payment of indemnification for damages caused to the buildings and the residents of areas affected in the Pinheiro district and surrounding areas (currently includes the Mutange, Bebedouro and Bom Parto districts), in the total minimum amount of R$6.7 billion, with initial request for provisional measure to freeze the Company’s financial and other assets in the same amount. Once the case was sent to the Federal Courts, the Federal Prosecution Office started to participate in the action.

The first agreement under this Public-Interest Civil Action (Reparation  for Residents) was approved on January 3, 2020. The Agreement to Support the Relocation of People in Risk Areas (“Agreement”), entered into by Braskem and the Alagoas State Prosecutors’ Office (“MPE”), the Alagoas State Public Defenders´ Office (“DPE”), the Federal Prosecutors’ Office (“MPF”) and the Federal Public Defenders’ Office (“DPU”, and jointly with the MPE, DPE and MPF, the “Authorities”), establishes cooperative actions for relocating people in risk areas and guaranteeing their safety, which provides support under the Financial Compensation and Support for Relocation Program (“PCF”) implemented by Braskem, for the population in specified risk areas.

After updates of the Map of Sectors of Damages and Priority Action Lines by the Civil Defense of Maceió (“Civil Defense Map”), two legal instruments were entered into with the Authorities, in July and October 2020, to include properties in the PCF.

On December 30, 2020, the Company and the Authorities executed a second amendment to the Agreement (“Agreement for Compensation of Residents”) to terminate the Public-Interest Civil Action, through which the parties agreed to include in PCF the relocation of additional properties defined in the updated version of the Civil Defense Map, of December 2020, and in the independent technical and specialized studies engaged by the Company on the potential impact of the geological event on the surface of the region (“Studies”). The Agreement for Compensation of Residents includes the area currently affected by the geological event, according to the Civil Defense, and the areas with potential future impacts indicated in the Studies. The Company estimates that the total number of properties covered by PCF after the execution of the Second Amendment is around 15,000 properties.

To implement the actions envisaged in the Public-Interest Civil Action, the Company undertook to maintain R$2.7 billion in a checking account (R$1.7 billion under the Agreement and an additional R$1 billion under the Second Amendment), with minimum working capital of R$100 million, whose transactions will be verified by an external audit company. On September 30, 2021, arising from the costs incurred related to the PCF, the balance of this checking account corresponded to R$1,168,096 under current assets (R$1,322,725 on December 31, 2020). In addition, the Company and the Authorities agreed to: (i) create a technical group to monitor the geological event and study the areas adjacent to the Civil Defense Map for a period of five years; and (ii) maintain a performance bond in the amount of R$1.8 million (down from the R$2 billion performance bond envisaged in the Agreement).

With the judicial ratification by the courts of the Agreement for Compensation of Residents on January 6, 2021, this Public-Interest Civil Action was terminated.

(ii) Public-Interest Civil Action filed by the Alagoas State Federal Prosecution Office (MPF-AL) – Social-environmental reparation

Public-Interest Civil Action claiming the payment by the Company of indemnification for socio-environmental damages and other collective damages, as well as the adoption of corrective and environmental compliance measures, with preliminary injunction requiring the freezing of assets, suspension of borrowings with the BNDES, formation of an own private fund in the initial amount of R$3.1 billion and the pledging of guarantees in the amount of R$20.5 billion. The original amount of the action, initially at R$28.3 billion, was adjusted by a court decision to R$27.6 billion.

On December 30, 2020, the Agreement for Socio-environmental Reparation was executed, with the Company mainly undertaking to: (i) adopt measures to stabilize and monitor the subsidence phenomenon resulting from salt mining; (ii) repair, mitigate or compensate potential impacts and environmental damages arising from salt mining in the Municipality of Maceió; and (iii) repair, mitigate or compensate potential impacts and social and urban damages arising from salt mining in the Municipality of Maceió, as detailed below:

(i) To stabilize the cavities and monitor the soil, the Company will continue to implement the action plans involving the closure of mining fronts prepared by Braskem and approved by the ANM, whose measures can be adjusted until the stability of the subsidence phenomenon resulting from salt mining is verified.

(ii) Regarding the potential environmental impacts and damages resulting from salt mining in the Municipality of Maceió: as agreed with the MPF, the Company hired a specialized independent company to identify and recommend measures for recovering, mitigating or compensating any environmental impacts identified as the result of salt mining activities in Maceió. After the ongoing study is concluded, the Company will implement and pay for any measures recommended by the study and agreed upon between the Company and the MPF. Since the study is in progress, we cannot anticipate its outcome or if it will entail additional provisions.

(iii) Regarding potential impacts and social and urban damages arising from salt mining in the city of Maceió: to allocate the maximum amount of R$1,280 million for adopting actions and measures in vacated areas, urban mobility actions and social compensation actions.

Moreover, the Company and the MPF agreed to: (i) allocate the additional amount of R$300 million for indemnification for social and collective pain and suffering and possible contingencies related to actions in vacated areas and in urban mobility actions; (ii) constitute a security interest on certain assets of the Company in the amount of R$2.8 billion to replace the performance bond of R$ 1 billion; and (iii) engage specialized consulting firms to support the definition of actions established in the Agreement for Socio-environmental Reparation and the assessment of the Company’s Socio-Environmental program.

The Agreement for Socio-environmental Reparation was ratified by Court on January 6, 2021, with the  termination of thePublic-Interest Civil Action for Socio-environmental Reparation with regard to Braskem. Moreover, this agreement provides for the possibility of including other parties, at the discretion of the main parties.

Finally, under the Agreement for Socio-environmental Reparation, on January 21, 2021 the Civil Investigation launched in June 2020 by the MPE was closed. It aimed to: (i) calculate the extent of the urban damages caused by the geological event that occurred in Maceió; (ii) seek, jointly with those entitled, necessary and adequate architectural solutions for the destination, restoration and/or use of the cited empty spaces left in the districts impacted; (iii) calculate, if applicable, potential compensatory liabilities for the damages caused to the urban order.

(iii) Public-Interest Civil Action filed by the Federal Public Defender’s Office (DPU): refusal of insurance within the scope of SFH

Public-interest civil action filed by DPU to question the denial of necessary insurance for contracts under the SFH (housing financial system) to acquire properties located within a radius of 1 km outside the risk area defined by the version 4 map of Civil Defense authorities, which is the subject matter of the Residents PCA agreement – v. item (i) above.

Insurers linked to SFH, financial agents, the regulatory agency and Braskem are the defendants. The main claim is only against the insurers, financial agents and the regulatory agency on the grounds that the refusal to contract the insurance is abusive and has no technical or legal grounds. There is a secondary and eventual claim to sentence Braskem to pay indemnification in an amount to be settled in the future, if the judge understands that the refusal somehow has grounds in the subsidence phenomenon.

It is not possible to estimate the indemnification amount, which will depend on the evidence of damages submitted by people whose insurance was denied.

(iv) Action for Damages: Pinheiro District Property

On February 2, 2021, the Company was notified of the filing of an action by Companhia Brasileira de Trens Urbanos (“CBTU”), formulating initially only a preliminary injunction for maintaining the terms of the cooperation agreement signed previously by the parties. The request was denied in lower and appellate courts, given the fulfillment of the obligations undertaken by Braskem. On February 24, CBTU filed an amendment to the initial request claiming the payment of compensation for losses and damages in the amount of R$221,600 and for moral damages in the amount of R$500, as well as the imposition of obligations, including the construction of a new rail line to substitute the stretch that passed through the risk area. CBTU attributes to the claim the approximate amount of R$1.3 billion. In parallel, the Company and CBTU are holding discussions to reach a better understanding of the matter.

The Management, supported by the opinion of the external legal advisors, classifies the probability of loss in this case as possible.

(v) Individual actions: Indemnifications related to the impacts of subsidence and relocation of areas affected

On September 30, 2021, Braskem was defendant in several actions, that, in aggregate, involve the amount of approximately R$822 million (R$573 million on December 31, 2020), filed by individuals in Brazil and abroad, seeking the payment of indemnifications directly or indirectly related to the geological event in Maceió.